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                                                                   Exhibit 10.36

                LICENSE AGREEMENT GRANTING THE AUTHORIZATION TO
             MANUFACTURE PARTIALLY THE PRODUCT CALLED L.E.D. LIGHT
                              (OR APOLLO-E-LIGHT)


1.   This contract is made and agreed for by:

     DMDS Co. Ltd. UK, Pantile, Whistley Green, Hurst, Berks RG10 OES, UNITED KINGDOM with registration number 3505875 here represented by Guy DeVreese, duly empowered for acting in this contract -- party one;

     Francois Duret, Chateau de Tarailhan, 11560 Fleury d'Aude, France, acting for a company in constitution -- party two:

     It is agreed what follows:

2. Party one is granting the license for manufacturing partially the L.E.D. light, under conditions as described in the attached manufacturing contract, price of the license will be [*].

3. Party two will pay the license fee in eight quarterly terms of [*] (two years period).

4.   The license right and the payment terms will be subject to next condition:

     - A minimum production of 24,000 lights in the two year period.


DMDS Ltd. UK                                                      Francois Duret


Guy DeVresse


*CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
 SECURITIES AND EXCHANGE COMMISSION